                                                                      EXHIBIT 17


                            BERGER GROWTH FUND, INC.
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            BERGER GROWTH FUND, INC.

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger Growth Fund to the Janus Olympus Fund. This transfer will be made in exchange for shares of the Janus Olympus Fund, and the shares so received will be distributed to shareholders of the Berger Growth Fund.

                [ ] For           [ ] Against            [ ] Abstain

Proposal 3:   Ratify an interim Investment Advisory Agreement with Janus Capital
              Management LLC.

                [ ] For           [ ] Against            [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.

Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                       BERGER LARGE CAP GROWTH FUND, INC.
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                       BERGER LARGE CAP GROWTH FUND, INC.

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund") hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 1:   Approve an amendment to the Articles of Incorporation to provide for approval of certain actions by the vote of a majority of the outstanding shares, rather than two-thirds of the outstanding shares as otherwise required by Maryland law.

                [ ] For           [ ] Against            [ ] Abstain

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger Large Cap Growth Fund to the Janus Growth and Income Fund.
              This transfer will be made in exchange for shares of the Janus
              Growth and Income Fund, and the shares so received will be distributed to shareholders of the Berger Large Cap Growth Fund.

                [ ] For           [ ] Against            [ ] Abstain

Proposal 3:   Ratify an interim Investment Advisory Agreement with Janus Capital
              Management LLC.

                [ ] For           [ ] Against            [ ] Abstain



                          PLEASE SIGN ON REVERSE SIDE

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.

Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                        BERGER INVESTMENT PORTFOLIO TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                           BERGER MID CAP GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust"), hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger Mid Cap Growth Fund to the Janus Enterprise Fund. This transfer will be made in exchange for shares of the Janus
              Enterprise Fund, and the shares so received will be distributed to shareholders of the Berger Mid Cap Growth Fund.

                [ ] For           [ ] Against            [ ] Abstain

Proposal 3:   Ratify an interim Investment Advisory Agreement with Janus Capital
              Management LLC.

                [ ] For           [ ] Against            [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE

Proposal 4:   Elect seven Trustees to the Board of Trustees.

              Nominees: (01) Thomas H. Bailey, (02) William F. McCalpin, (03) John W. McCarter, Jr., (04) Dennis B. Mullen, (05) James T. Rothe,
              (06) William D. Stewart, (07) Martin H. Waldinger.

              INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately below.


              ------------------------------------------------------------------

       [ ] FOR all nominees listed (except    [ ] WITHHOLD authority to vote for
           as noted in space provided)            all nominees listed

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.


Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                        BERGER INVESTMENT PORTFOLIO TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                        BERGER SMALL COMPANY GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust"), hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger Small Company Growth Fund to the Janus Venture Fund. This transfer will be made in exchange for shares of the Janus Venture
              Fund, and the shares so received will be distributed to shareholders of the Berger Small Company Growth Fund.

                [ ] For           [ ] Against            [ ] Abstain

Proposal 3:   Ratify an interim Investment Advisory Agreement with Janus Capital
              Management LLC.

                [ ] For           [ ] Against            [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE

Proposal 4:   Elect seven Trustees to the Board of Trustees.

              Nominees: (01) Thomas H. Bailey, (02) William F. McCalpin, (03) John W. McCarter, Jr., (04) Dennis B. Mullen, (05) James T. Rothe,
              (06) William D. Stewart, (07) Martin H. Waldinger.

              INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately below.


              ------------------------------------------------------------------

       [ ] FOR all nominees listed (except    [ ] WITHHOLD authority to vote for
           as noted in space provided)            all nominees listed

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.

Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                        BERGER INVESTMENT PORTFOLIO TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                              BERGER BALANCED FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust"), hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger Balanced Fund to the Janus Balanced Fund. This transfer will be made in exchange for shares of the Janus Balanced Fund, and the shares so received will be distributed to shareholders of the Berger Balanced Fund.

                [ ] For           [ ] Against            [ ] Abstain

Proposal 3:   Ratify an interim Investment Advisory Agreement with Janus Capital
              Management LLC.

                [ ] For           [ ] Against            [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE

Proposal 4:   Elect seven Trustees to the Board of Trustees.

              Nominees: (01) Thomas H. Bailey, (02) William F. McCalpin, (03) John W. McCarter, Jr., (04) Dennis B. Mullen, (05) James T. Rothe,
              (06) William D. Stewart, (07) Martin H. Waldinger.

              INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately below.


              ------------------------------------------------------------------

       [ ] FOR all nominees listed (except    [ ] WITHHOLD authority to vote for
           as noted in space provided)            all nominees listed

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.
Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                        BERGER INVESTMENT PORTFOLIO TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                       BERGER INFORMATION TECHNOLOGY FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust"), hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger Information Technology Fund to the Janus Global Technology
              Fund. This transfer will be made in exchange for shares of the Janus Global Technology Fund, and the shares so received will be distributed to shareholders of the Berger Information Technology
              Fund.

                [ ] For           [ ] Against            [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE

Proposal 4:   Elect seven Trustees to the Board of Trustees.

              Nominees: (01) Thomas H. Bailey, (02) William F. McCalpin, (03) John W. McCarter, Jr., (04) Dennis B. Mullen, (05) James T. Rothe,
              (06) William D. Stewart, (07) Martin H. Waldinger.

              INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately below.


              ------------------------------------------------------------------

       [ ] FOR all nominees listed (except    [ ] WITHHOLD authority to vote for
           as noted in space provided)            all nominees listed

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.
Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                          BERGER WORLDWIDE FUNDS TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                            BERGER INTERNATIONAL FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                          BERGER WORLDWIDE FUNDS TRUST

         The undersigned Shareholder(s) of the above-referenced fund (the "Fund"), a series of the Berger Worldwide Funds Trust (the "Trust"), hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked on the reverse side.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL. Please date, sign and return promptly.

         PLEASE FILL IN BOX(ES) AS SHOWN USING A BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

            ---------------------------------------------------------

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

Proposal 2:   Approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all of the liabilities of the Berger International Fund to the Janus Overseas Fund. This transfer will be made in exchange for shares of the Janus Overseas
              Fund, and the shares so received will be distributed to shareholders of the Berger International Fund.

                [ ] For           [ ] Against            [ ] Abstain


                          PLEASE SIGN ON REVERSE SIDE

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy
Statement/Prospectus.
Dated:               , 2003
        -------------

---------------------------------
|                               |
|                               |
---------------------------------
Signature(s) (Please sign in box)


         Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.

VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.

INTERNET: Vote on the Internet at WWW.PROXYWEB.COM and use the control number in the front of your proxy card.

MAIL: Return the signed proxy card in the enclosed envelope.

                                       2